                                                             EXHIBIT (h)(19)(f)

                               AMENDMENT NO. 13
                                    To The
                            PARTICIPATION AGREEMENT
                                     Among
                       VAN KAMPEN LIFE INVESTMENT TRUST,
                            VAN KAMPEN FUNDS INC.,
                       VAN KAMPEN ASSET MANAGEMENT INC.,
                                      And
                 AMERICAN GENERAL LIFE INSURANCE COMPANY, AND
                 AMERICAN GENERAL EQUITY SERVICES CORPORATION

   WHEREAS, American General Life Insurance Company, and American General Equity Services Corporation (hereinafter collectively the "Company"), Van Kampen Life Investment Trust ("Fund"), Van Kampen Funds Inc. ("Underwriter") and Van Kampen Asset Management Inc. ("Adviser") have previously entered into a Participation Agreement dated January 24, 1997 ("Agreement"); and

   WHEREAS, each of the parties hereto desires to amend and restate Schedule A to the Agreement.

   NOW, THEREFORE, each of the parties hereby amends the Agreement as follows:

    1. Schedule A is hereby amended and restated, and replaced in its entirety by Schedule A attached hereto.

    2. Schedule B is unchanged but restated in its entirety by Schedule B attached hereto.

    3. All capitalized terms used in this Amendment No. 13 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 13, no other modifications or changes are made to the Agreement.

    4. This Amendment No. 13 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 13 to be executed in their names and on their behalf and through their duly authorized offices, as of this 1/st/ day of February, 2008.

AMERICAN GENERAL LIFE
INSURANCE COMPANY

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

Attest:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

[CORPORATE SEAL]

AMERICAN GENERAL EQUITY
SERVICES CORPORATION

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

Attest:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

[CORPORATE SEAL]

VAN KAMPEN LIFE INVESTMENT TRUST

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

VAN KAMPEN FUNDS INC.

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

VAN KAMPEN ASSET MANAGEMENT INC.

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

                                  SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS

NAME OF SEPARATE ACCOUNT AND            FORM NUMBERS AND NAMES OF CONTRACTS
DATE ESTABLISHED BY BOARD OF DIRECTORS  FUNDED BY SEPARATE ACCOUNT
--------------------------------------  -----------------------------------
American General Life Insurance         Contract Form Nos.:
Company Separate Account D              95020 Rev 896
Established: November 19, 1973          95021 Rev 896
                                        Name of Contract:
                                        Generations Combination Fixed and
                                        Variable Annuity Contract

                                        Contract Form Nos.:
                                        91010
                                        91011
                                        93020
                                        93021
                                        Name of Contract:
                                        Variety Plus Combination Fixed and
                                        Variable Annuity Contract

                                        Contract Form Nos.:
                                        74010
                                        74011
                                        76010
                                        76011
                                        80010
                                        80011
                                        81010
                                        81011
                                        83010
                                        83011
                                        Name of Contract: None

                                        Contract Form Nos.:
                                        98020
                                        Name of Contract:
                                        Platinum Investor Variable Annuity
                                        Contract

                                        Contract Form No.:
                                        03017
                                        Name of Contract:
                                        Platinum Investor Immediate Variable
                                        Annuity

                                  SCHEDULE A
                        SEPARATE ACCOUNTS AND CONTRACTS
                                  (CONTINUED)

NAME OF SEPARATE ACCOUNT AND            FORM NUMBERS AND NAMES OF CONTRACTS
DATE ESTABLISHED BY BOARD OF DIRECTORS  FUNDED BY SEPARATE ACCOUNT
--------------------------------------  --------------------------------------
American General Life Insurance         Contract Form Nos.:
Company Separate Account VL-R           97600
Established: May 6, 1997                97610
                                        Name of Contract:
                                        Platinum Investor I and Platinum
                                        Investor II Flexible Premium Variable
                                        Life Insurance Policies

                                        Contract Form Number:
                                        99301
                                        Name of Contract:
                                        Corporate America-Variable
                                        Life Insurance Policy

                                        Contract Form Number:
                                        99206
                                        Name of Contract:
                                        Platinum Investor Survivor VUL

                                        Contract Form Number:
                                        01206
                                        Name of Contract:
                                        Platinum Investor Survivor II VUL

                                        Contract Form Number:
                                        99615
                                        Name of Contract:
                                        The One VUL Solution

                                        Contract Form Number:
                                        99616
                                        Name of Contract:
                                        AG Legacy Plus VUL

                                        Contract Form Number:
                                        00600
                                        Name of Contract:
                                        Platinum Investor III
                                        Flexible Premium Variable
                                        Life Insurance Policy

                                  SCHEDULE A
                        SEPARATE ACCOUNTS AND CONTRACTS
                                  (CONTINUED)

                                        Contract Form Number:
                                        02600
                                        Name of Contract:
                                        Platinum Investor PLUS
                                        Flexible Premium Variable
                                        Life Insurance Policy

                                        Contract Form Number:
                                        03601
                                        Name of Contract:
                                        Platinum Investor FlexDirector
                                        Flexible Premium Variable Life
                                        Insurance Policy

                                        Contract Form Number:
                                        04604
                                        Name of Contract:
                                        Platinum Investor IV Flexible Premium
                                        Variable Life Insurance Policy

                                        Contract Form Number:
                                        05604
                                        Name of Contract:
                                        Platinum Investor VIP Flexible Premium
                                        Variable Universal Life Insurance
                                        Policy

                                        Contract Form Number:
                                        99301
                                        Name of Contract
                                        AIG Corporate Investor VUL
                                        Variable Life Insurance Policy

                                        Contract Form Number:
                                        07704
                                        Name of Contract
                                        AIG Income Advantage VUL
                                        Variable Life Insurance Policy

                                        Contract Form Number:
                                        07921
                                        Name of Contract
                                        AIG Protection Advantage VUL
                                        Variable Life Insurance Policy

                                  SCHEDULE B

           PARTICIPATING VAN KAMPEN LIFE INVESTMENT TRUST PORTFOLIOS

Enterprise Portfolio - Class I Shares
Government Portfolio - Class I Shares
Growth and Income Portfolio - Class I Shares
Money Market Portfolio - Class I Shares
Strategic Growth Portfolio - Class I Shares (formerly Emerging Growth Portfolio-Class I Shares)